                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY


                             SUBSCRIPTION AGREEMENT

Acacia Research Corporation
500 Newport Center Drive
7th Floor
Newport Beach, CA 92660

Ladies and Gentlemen:

         The undersigned (the "INVESTOR") hereby confirms its agreement with you as follows:

         1. This Subscription Agreement (this "AGREEMENT") is made as of the date set forth below between Acacia Research Corporation, a Delaware corporation (the "COMPANY"), and the Investor.

         2. The Company has authorized the sale and issuance to certain investors of up to 6,385,907 shares (the "SHARES") of its common stock, par value $0.001 per share, designated as Acacia Research - CombiMatrix Common Stock (the "COMMON STOCK"), and warrants (substantially in the form attached as Exhibit B to the Placement Agency Agreement (as defined below)) to purchase up to 1,596,478] shares of its Common Stock (the "WARRANTS" and together with the ShareS, the "SECURITIES"). Each Share purchased by the Investor will include a Warrant to purchase up to 0.25 Shares (the Shares and corresponding Warrants, a "Unit"). The purchase price of a Unit shall be $1.65 (the "PURCHASE PRICE").

         3. The offering and sale of the Securities (the "OFFERING") are being made pursuant to an effective Registration Statement on Form S-3 (including the Prospectus contained therein (the "BASE PROSPECTUS"), the "REGISTRATION STATEMENT")) filed by the Company with the Securities and Exchange Commission (the "Commission") and a Prospectus Supplement (the "PROSPECTUS SUPPLEMENT" and, together with the Base Prospectus, the "PROSPECTUS") containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor along with the Company's counterpart to this Agreement.

         4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the number of Shares and Warrants set forth below for the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as ANNEX I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the offering is not being underwritten by the placement agent (the "PLACEMENT AGENT") named in the Prospectus Supplement and that there is no minimum offering amount.

         5. (i) The manner of settlement of the SHARES purchased by the Investor shall be determined by such Investor as follows (CHECK ONE):

[____] A. Delivery by electronic book-entry at The Depository Trust Company ("DTC"), registered in the Investor's name and address as set forth below, and released by U.S. Stock Transfer, the Company's transfer agent (the "TRANSFER AGENT"), to the Investor at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

                  (I) DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

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                  (II)     REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO
                           THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

                                    PNC Bank of New Jersey
                                    ABA No.: 031-207-607
                                    Acct. No.: 8100612350
                                    Acct. Name: Lowenstein Sandler PC Attorney
                                    Trust Account

         - OR -

[____] B. Delivery versus payment ("DVP") through DTC (i.e., the Company shall deliver Shares registered in the Investor's name and address as set forth below and released by the Transfer Agent to the Investor at the Closing directly to the account(s) at Piper Jaffray & Co. identified by the Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

                  (I) NOTIFY PIPER JAFFRAY & CO. OF THE ACCOUNT OR ACCOUNTS AT PIPER JAFFRAY & CO. TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

                  (II) CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT PIPER JAFFRAY & CO., TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

It is the investor's responsibility to (A) make the necessary wire transfer or confirm the proper account balance in a timely manner and (B) arrange for settlement by way of DWAC or DVP in a timely manner. If the Investor does not deliver the aggregate purchase price for the SECURITIES or does not make proper arrangements for settlement in a timely manner, the SECURITIES may not be delivered at Closing to the Investor or the Investor may be excluded from the closing altogether.

                  (ii) Notwithstanding the manner of settlement of the Shares chosen by the Investor pursuant to 5(i)(A) or (B) above, the Company shall deliver or caused to be delivered the Warrants purchased by the Investor, registered in the Investor's name and address as set forth below, within one (1) Business Day of the Closing.

         6. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company,
(b) it is not a NASD member or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of investors (as identified in a public filing made with the Commission) of which the Investor is a part, in connection with the offering of the Securities, acquired or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

--------------------------------------------------------------------------------
              (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

         7. The Investor represents that it has received the Base Prospectus, dated March 17, 2004, which is a part of the Company's Registration Statement, prior to or in connection with the receipt of this Agreement.


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Number of Shares: _____________________________________

Number of Warrants: ___________________________________
(such number to be equal to 25% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit $ _____________________________

Aggregate Purchase Price for the Securities: $ ________


         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.



                                  Dated as of: September 15, 2005


                                  INVESTOR

                                  By:
                                     -------------------------------------------
                                  Print Name:
                                             -----------------------------------
                                  Title:
                                        ----------------------------------------
                                  Address:
                                            ------------------------------------



Agreed and Accepted this 15th day of September, 2005:


ACACIA RESEARCH CORPORATION


By:
   --------------------------------------------------
Title:
      -----------------------------------------------

                                     ANNEX I
                                     -------

                 TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

         1. AUTHORIZATION AND SALE OF THE SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

         2. AGREEMENT TO SELL AND PURCHASE THE SECURITIES; PLACEMENT AGENT.

                  2.1 At the Closing (as defined in SECTION 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as ANNEX I (the "SIGNATURE PAGE") for the aggregate purchase price therefor set forth on the Signature Page.

                  2.2 The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the "OTHER INVESTORS") and expects to complete sales of Securities to them. This Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "AGREEMENTS."

                  2.3 Investor acknowledges that the Company intends to pay Piper Jaffray & Co. (the "PLACEMENT AGENT") a fee (the "PLACEMENT FEE") in respect of the sale of Securities to the Investor.

                  2.4 The Company has entered into a Placement Agency Agreement, dated September 15, 2005 (the "PLACEMENT AGREEMENT"), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof. A copy of the Placement Agreement is available upon request.

         3. CLOSINGS AND DELIVERY OF THE SECURITIES AND FUNDS.

                  3.1 CLOSING. The completion of the purchase and sale of the Securities (the "CLOSING") shall occur at a place and time (the "CLOSING DATE") to be specified by the Company and the Placement Agent, and of which the Investor will be notified in advance by the Placement Agent in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended. At the Closing, (a) the Company shall (i) cause the Transfer Agent to deliver to the Investor the number of Shares and (ii) deliver or cause to be delivered to the Investor, within one (1) Business Day of the Closing, the number of Warrants set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as EXHIBIT A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

                  3.2 (a) CONDITIONS TO THE COMPANY'S OBLIGATIONS. The Company's obligation to issue and sell the Securities to the Investor shall be subject to:
(a) the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and (b) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

                           (b) CONDITIONS TO THE INVESTOR'S OBLIGATIONS. The
Investor's obligation to purchase the Securities will be subject to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agreement have not been satisfied. The Investor's obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Securities that they have agreed to purchase from the Company.

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                  3.3 DELIVERY OF FUNDS.

                           (a) DELIVERY BY ELECTRONIC BOOK-ENTRY AT THE
DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the "ESCROW AGREEMENT") dated as of September 15, 2005, by and among the Company, the Placement Agent and Lowenstein Sandler PC (the "ESCROW AGENT"):

                        PNC Bank of New Jersey
                        ABA No.: 031-207-607
                        Acct. No.: 8100612350
                        Acct. Name: Lowenstein Sandler PC Attorney Trust Account


                           Such funds shall be held in escrow until the Closing
and delivered by the Escrow Agent on behalf of the Investor to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 3.2(b) hereof. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The Company and the Investor hereby agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, obligations, damages, losses, claims, encumbrances, costs or expenses (including, without limitation, court costs, reasonable attorneys fees and expenses) ("LOSSES") arising under this SECTION
3.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                           Investor acknowledges that the Escrow Agent acts as
counsel to the Placement Agent and shall have the right to continue to represent the Placement Agent in any action, proceeding, claim, litigation, dispute, arbitration or negotiation in connection with the Offering, and Investor hereby consents thereto and waives any objection to the continued representation of the Placement Agent by the Escrow Agent in connection therewith based upon the services of the Escrow Agent under the Escrow Agreement, without waiving any duty or obligation the Escrow Agent may have to any other person.

                           (b) DELIVERY VERSUS PAYMENT THROUGH THE DEPOSITORY
TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall confirm that the account or accounts at Piper Jaffray & Co. to be credited with the Shares being purchased by the Investor have a minimum account balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

                  3.4 DELIVERY OF SECURITIES.

                           (a) DELIVERY OF SHARES BY ELECTRONIC BOOK-ENTRY AT
THE DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor through delivery by electronic book-entry at DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian ("DWAC") instructing U.S. Stock Transfer, the Company's transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to SECTION 3.3 above, the Company shall direct its transfer agent to credit the Investor's account or accounts with the Shares pursuant to the information contained in the DWAC.

                           (b) DELIVERY OF SHARES VERSUS PAYMENT THROUGH THE
DEPOSITORY TRUST COMPANY. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, the Investor shall notify Piper Jaffray & Co. of the account or accounts at Piper Jaffray & Co. to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor directly to the account(s) at Piper Jaffray & Co. identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC.

                           (c) DELIVERY OF WARRANTS. The Company shall deliver
or cause to be delivered, within one (1) Business Day of the Closing, the Warrants purchased by the Investor at the Closing.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 The Investor represents and warrants to, and covenants with, the Company that (a) the Investor has answered all questions on the Signature Page and Exhibit A attached hereto for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (b) the Investor, in connection with its decision to purchase the number of Shares and Warrants set forth on the Signature Page, relied only upon the Prospectus, the Company's regular reports on Forms 10-K, 10-Q and 8-K as filed by the Company with the Commission, and the representations and warranties of the Company contained herein.

                  4.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

                  4.3 The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investor herein may be legally unenforceable.

                  4.4 The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

                  4.5 The Investor represents, warrants and agrees that, since the earlier to occur of (i) the date on which any of the Company or the Placement Agent first contacted the Investor about the potential sale of the Securities and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement, it has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). Such Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position if doing so would be in violation of applicable securities laws. For purposes hereof, "Short Sales" include, without limitation, all "short sales" as defined in Rule 3b-3 of the Exchange Act and Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

         6. NOTICES. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

                           (A) if to the Company, to:

                               Acacia Research Corporation
                               500 Newport Center Drive
                               7th Floor
                               Newport Beach, CA 92660
                               Attention:  Chief Financial Officer
                               Phone: (949) 480-8300
                               Telecopy: (949) 480-8301
                               with copies to:

                               Greenberg Traurig, LLP
                               650 Town Center Drive
                               Suite 1700
                               Costa Mesa, CA 92626
                               Attention:  Raymond A. Lee, Esq.
                               Phone: (714) 708-6510
                               Telecopy: (714) 708-6501

                           (B) if to the Investor, at its address on the
Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         7. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         8. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

         9. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

         10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

         11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement.

         12. CONFIRMATION OF SALE. The Investor acknowledges and agrees that such Investor's receipt of the Company's counterpart to this Agreement, together with the Prospectus Supplement, shall constitute written confirmation of the Company's sale of Securities to such Investor.

         13. PRESS RELEASE. The Company and the Investor agree that the Company shall issue a press release announcing the transaction prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

         14. TERMINATION. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

                                    EXHIBIT A
                                    ---------

                           ACACIA RESEARCH CORPORATION

                             INVESTOR QUESTIONNAIRE


         Pursuant to SECTION 3 of ANNEX I to the Agreement, please provide us with the following information:


1.       The exact name that your
         Securities are to be registered
         in. You may use a nominee name
         if appropriate:                     ___________________________________

2.       The relationship between the
         Investor and the registered
         holder listed in response to
         item 1 above:                       ___________________________________

3.       The mailing address of the
         registered holder listed in
         response to item 1 above:           ___________________________________

4.       The Social Security Number or
         Tax Identification Number of
         the registered holder listed in
         the response to item 1 above:       ___________________________________

5.       Name of DTC Participant
         (broker-dealer at which the
         account or accounts to be
         credited with the Shares are
         maintained)                         ___________________________________

6.       DTC Participant Number              ___________________________________

7.       Name of Account at DTC
         Participant being credited with
         the Shares                          ___________________________________

8.       Account Number at DTC
         Participant being credited with
         the Shares                          ___________________________________